Exhibit 99.1
For Immediate Release

For further information contact:

John Schoen	Jack Seller
CFO	Public Relations
PCTEL, Inc.	PCTEL, Inc.
(773) 243-3000	(773) 243-3016
jack.seller@pctel.com
PCTEL Posts $20.7 Million in Fourth Quarter Revenue
$86.6 Million in 2006 Revenue
Chicago, February 21, 2007 — PCTEL, Inc. (NASDAQ: PCTI), a leader in wireless broadband solutions, announced results for the fourth quarter ended December 31, 2006 and for the entire year. Financial highlights of the quarter were:
•	$86.6 million in 2006 revenue compared to $77.7 million in 2005. 2006 revenues include a one-time intellectual property settlement of $7.0 million.

•	$20.7 million in revenue for the quarter, a decrease of 9 percent over the same period last year. Sales of scanners and software experienced strong growth, while antenna products declined.

•	$17.6 million in revenue for the quarter from the Broadband Technology Group. An increase in scanner sales was offset by lower antenna revenue resulting in a decrease of 10 percent compared to the fourth quarter last year. Revenue for the year was down 1 percent from 2005.

•	$2.6 million in revenue for the quarter from the Mobility Solutions Group. This is an increase of 7 percent over the fourth quarter last year. Revenue for the year was up 41 percent over 2005.

•	$0.5 million in licensing revenue for the quarter, a decrease of $0.4 million from the fourth quarter last year. Licensing revenue for the year was $8.7 million, included a $7.0 million one-time intellectual property settlement, compared to $2.3 million in the prior year.

•	GAAP net loss of $(10.0) million for the year, or $(0.48) per diluted share. This compares to a $(3.7) million net loss or $(0.18) per share in 2005. 2006 included $20.7 million of intangible impairments and restructuring expenses both related to the closure of its manufacturing operations in Ireland.

•	GAAP net income of $6.6 million for the quarter, or $0.30 per diluted share, compared to $(0.2) million net loss, or $(0.01) per share for the same period in 2005. The fourth quarter 2006 and the year included a one time favorable non cash adjustment of $5.2 million to the company’s income tax accrual.

•	Non-GAAP net income for the year was $13.6 million or $0.63 per diluted share compared to $4.4 million or $0.21 per diluted share in the prior year. The Company’s reporting of non-GAAP income excludes expenses for restructuring, stock based compensation, amortization and impairment of intangible assets and goodwill related to the Company’s acquisitions, and the reversal of a non cash income tax accrual.

•	Non-GAAP net income of $3.3 million for the quarter, or $0.15 per diluted share compared to $2.2 million of net income, or $0.11 per share for the same period in 2005.

•	$69.9 million of cash net of debt at December 31, 2006, an increase of $0.5 million from the third quarter this year. The company repurchased 0.2 million shares in the quarter for $2.1 million under its share repurchase plan. The shares were purchased at an average price of $9.40.
“Our operating results reflect stronger gross margins out of the Broadband Technology Group, continued growth of the Mobility Solutions Group software business, and the success of our scanning receivers in the carrier market,” said Marty Singer, PCTEL’s Chairman and CEO. “In 2007, we anticipate that stronger antenna sales will complement our growth in scanners and software. We are excited about the traction that the Mobility Solutions Group has achieved globally and the dominance of our scanning solutions in the OEM test and measurement market. PCTEL should benefit from the deployment of high-bandwidth wireless networks and an increase in worldwide cellular data and IMS subscribers,” added Singer.
PCTEL’s management team will discuss the company’s results and its recent reorganization during its scheduled earnings teleconference today at 6:15 PM EST.
CONFERENCE CALL / WEBCAST
The company will hold a conference call at 6:15 PM EST (5:15 PM CST) today, Wednesday, February 21, 2007 with Marty Singer, Chairman and Chief Executive Officer, and John Schoen, Chief Financial Officer. PCTEL will not be responding to inquiries regarding its financial results until the conference call. The session can be accessed by calling (800) 289-0533 (U.S. / Canada) or (913) 981-5525 (international).
To listen via the Internet, please visit, www.pctel.com, or http://investor.pctel.com/eventdetail.cfm?eventid=34784
REPLAY: A replay will be available for two weeks after the call on PCTEL’s web site at www.pctel.com or by calling (888) 203-1112 (U.S. / Canada) or (719) 457-0820 (international) access code: 2126423.

About PCTEL
PCTEL, Inc. (Nasdaq:PCTI), which is headquartered in Chicago, is a global leader in wireless broadband solutions. The company’s Broadband Technology Group (BTG) includes Antenna Products and RF Solutions. PCTEL’s BTG designs, distributes, and supports innovative antenna solutions for public safety applications, unlicensed and licensed wireless broadband, fleet management, network timing, and other GPS applications. Its portfolio of OEM receivers, receiver based products and interference management solutions are used to measure, monitor and optimize cellular networks. PCTEL’s Mobility Solutions’ software tools provide secure, access independent, remote connectivity to the Internet and IMS services for converged handsets.
The company’s products are sold or licensed to wireless carriers, wireless ISPs, distributors, system integrators, wireless test and measurement companies, wireless network equipment, handset manufacturers, and government agencies. PCTEL protects its technology with a strong intellectual property portfolio and broad cross-licensing agreements. For more information, please visit the company’s web site at: http://www.pctel.com.
PCTEL Safe Harbor Statement
This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Specifically, the statements regarding PCTEL’s expectations regarding the future growth of its broadband wireless products and software solutions are forward looking statements within the meaning of the safe harbor. These statements are based on management’s current expectations and actual results may differ materially from those projected as a result of certain risks and uncertainties, including the ability to successfully grow the wireless products business and the ability to implement new technologies and obtain protection for the related intellectual property. These and other risks and uncertainties are detailed in PCTEL’s Securities and Exchange Commission filings. These forward-looking statements are made only as of the date hereof, and PCTEL disclaims any obligation to update or revise the information contained in any forward-looking statement, whether as a result of new information, future events or otherwise.

PCTEL, Inc.
Consolidated Condensed Statements of Operations
(unaudited, in thousands, except per share information)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2006	2005	2006	2005
REVENUES	$20,712	$22,794	$86,562	$77,746
COST OF REVENUES	9,827	12,107	39,990	40,878

GROSS PROFIT	10,885	10,687	46,572	36,868

OPERATING EXPENSES:
Research and development	3,932	2,548	13,762	10,015
Sales and marketing	3,322	3,388	13,287	13,074
General and administrative	3,259	4,700	14,127	16,836
Amortization of other intangible assets	751	1,170	3,593	4,137
Impairment of goodwill and intangible assets	—	—	20,349	—
Restructuring charges (benefit)	(35)	—	389	(70)
Gain on sale of assets and related royalties	(250)	(500)	(1,000)	(2,100)

Total operating expenses	10,979	11,306	64,507	41,892

LOSS FROM OPERATIONS	(94)	(619)	(17,935)	(5,024)
OTHER INCOME, NET	945	502	3,303	1,546

INCOME (LOSS) BEFORE PROVISION (BENEFIT) BEFORE INCOME TAXES	851	(117)	(14,632)	(3,478)
PROVISION (BENEFIT) FOR INCOME TAXES	(5,748)	39	(4,613)	235

NET INCOME (LOSS)	$6,599	$(156)	$(10,019)	$(3,713)

Basic income (loss) per share	$0.31	$(0.01)	$(0.48)	$(0.18)
Shares used in computing basic income (loss) per share	20,976	20,257	20,810	20,146
Diluted income (loss) per share	$0.30	$(0.01)	$(0.48)	$(0.18)
Shares used in computing diluted income (loss)	21,637	20,257	20,810	20,146

PCTEL Inc.
Consolidated Condensed Balance Sheets
(in thousands)

	December 31,	December 31,
	2006	2005
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$70,771	$58,307
Restricted cash	—	208
Accounts receivable, net	14,034	13,725
Inventories, net	7,258	9,547
Prepaid expenses and other assets	2,059	3,109

Total current assets	94,122	84,896
PROPERTY AND EQUIPMENT, net	12,357	11,190
GOODWILL	17,569	31,020
OTHER INTANGIBLE ASSETS, net	7,451	16,457
OTHER ASSETS	1,221	941

TOTAL ASSETS	$132,720	$144,504

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	885	2,251
Income taxes payable	59	5,297
Deferred revenue	1,025	1,944
Accrued liabilities	6,905	5,595
Short term debt	869	—

Total current liabilities	9,743	15,087
Pension liabilities	—	3,046
LONG-TERM LIABILITIES	2,284	2,344

Total liabilities	12,027	20,477

STOCKHOLDERS’ EQUITY:
Common stock	22	22
Additional paid-in capital	165,556	160,825
Accumulated deficit	(46,671)	(36,652)
Accumulated other comprehensive income	1,786	(168)

Total stockholders’ equity	120,693	124,027

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$132,720	$144,504

PCTEL, Inc.
Revenue & Gross Profit by Segment
(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2006	2005	2006	2005
REVENUES:
Broadband Technology Group	$17,648	$19,514	$68,195	$68,592
Mobility Solutions Group	2,602	2,432	9,793	6,922
Licensing	472	868	8,681	2,289
Eliminations	(10)	(20)	(107)	(57)

TOTAL REVENUES	20,712	22,794	86,562	77,746

GROSS PROFIT:
Broadband Technology Group	$7,823	$7,405	$28,173	$27,827
Mobility Solutions Group	2,586	2,424	9,739	6,834
Licensing	469	864	8,658	2,207
Eliminations	7	(6)	2	—

TOTAL GROSS PROFIT	10,885	10,687	46,572	36,868

GROSS PROFIT %:
Broadband Technology Group	44.3%	37.9%	41.3%	40.6%
Mobility Solutions Group	99.4%	99.7%	99.4%	98.7%
Licensing	99.4%	99.5%	99.7%	96.4%
Eliminations	—	—	—	—

TOTAL GROSS PROFIT %	52.6%	46.9%	53.8%	47.4%

PCTEL, Inc.
Reconciliation of Non-GAAP to GAAP Revenue & Gross Profit by Segment
(unaudited, in thousands)

	Three Month Ended December 31, 2006			Three Month Ended December 31, 2005
	As	Non-GAAP	Non	As	Non-GAAP	Non
	Reported	Adjustments (a)	GAAP	Reported	Adjustments (a)	GAAP
REVENUES:
Broadband Technology Group	17,648		17,648	19,514		19,514
Mobility Solutions Group	2,602		2,602	2,432		2,432
Licensing	472		472	868		868
Eliminations	(10)		(10)	(20)		(20)

TOTAL REVENUES	20,712		20,712	22,794		22,794

GROSS PROFIT:
Broadband Technology Group	7,823	73	7,896	7,405	81	7,486
Mobility Solutions Group	2,586		2,586	2,424		2,424
Licensing	469		469	864		864
Eliminations	7		7	(6)		(6)

TOTAL GROSS PROFIT	10,885	73	10,958	10,687	81	10,768

GROSS PROFIT %:
Broadband Technology Group	44.3%		44.7%	37.9%		38.4%
Mobility Solutions Group	99.4%		99.4%	99.7%		99.7%
Licensing	99.4%		99.4%	99.5%		99.5%
Eliminations	—		—	—		—

TOTAL GROSS PROFIT %	52.6%		52.9%	46.9%		47.2%

(a)	This adjustment reflects the non-cash stock based compensation expense for restricted grants and stock bonuses awarded to the Company’s employees. The adjustment for the three months ended December 31, 2006 also includes non-cash stock based compensation expense for stock options in accordance with SFAS No. 123R.

PCTEL, Inc.
Reconciliation of Non-GAAP to GAAP Revenue & Gross Profit by Segment
(unaudited, in thousands)

	Twelve Months Ended December 31, 2006			Twelve Months December 31, 2005
	As	Non-GAAP	Non	As	Non-GAAP	Non
	Reported	Adjustments (a)	GAAP	Reported	Adjustments (a)	GAAP
REVENUES:
Broadband Technology Group	68,195		68,195	68,592		68,592
Mobility Solutions Group	9,793		9,793	6,922		6,922
Licensing	8,681		8,681	2,289		2,289
Eliminations	(107)		(107)	(57)		(57)

TOTAL REVENUES	86,562		86,562	77,746		77,746

GROSS PROFIT:
Broadband Technology Group	28,173	331	28,504	27,827	164	27,991
Mobility Solutions Group	9,739		9,739	6,834		6,834
Licensing	8,658		8,658	2,207		2,207
Eliminations	2		2	—		—

TOTAL GROSS PROFIT	46,572	331	46,903	36,868	164	37,032

GROSS PROFIT %:
Broadband Technology Group	41.3%		41.8%	40.6%		40.8%
Mobility Solutions Group	99.4%		99.4%	98.7%		98.7%
Licensing	99.7%		99.7%	96.4%		96.4%
Eliminations	—		—	—		—

TOTAL GROSS PROFIT %	53.8%		54.2%	47.4%		47.6%

(a)	This adjustment reflects the non-cash stock based compensation expense for restricted grants and stock bonuses awarded to the Company’s employees. The adjustment for the twelve months ended December 31, 2006 also includes non-cash stock based compensation expense for stock options in accordance with SFAS No. 123R.

PCTEL, Inc.
Reconciliation Of Non GAAP To GAAP Results Of Operations (a)
(unaudited, in thousands)

	Three Month Ended December 31, 2006				Three Month Ended December 31, 2005
	As	Non-GAAP		Non	As	Non-GAAP		Non
	Reported	Adjustments (a)		GAAP	Reported	Adjustments (a)		GAAP
REVENUES	$20,712			$20,712	$22,794			$22,794
COST OF REVENUES	9,827	(73	) (b)	9,754	12,107	(81	) (b)	12,026

GROSS PROFIT	10,885	73		10,958	10,687	81		10,768
OPERATING EXPENSES:
Research and development	3,932	(158	) (b)	3,774	2,548	(97	) (b)	2,451
Sales and marketing	3,322	(227	) (b)	3,095	3,388	(240	) (b)	3,148
General and administrative	3,259	(720	) (b)	2,539	4,700	(768)		3,932
Amortization of other intangible assets	751	(751)		—	1,170	(1,170)		—
Impairment of intangible assets	—	—		—	—			—
Restructuring charges	(35)	35		—	—			—
Gain on sale of assets and related royalties	(250)			(250)	(500)			(500)

Total operating expenses	10,979	(1,821)		9,158	11,306	(2,275)		9,031

INCOME (LOSS) FROM OPERATIONS	(94)	1,894		1,800	(619)	2,356		1,737
OTHER INCOME, NET	945			945	502			502

INCOME (LOSS) BEFORE INCOME TAXES	851	1,894		2,745	(117)	2,356		2,239
PROVISION (BENEFIT) FOR INCOME TAXES	(5,748)	5,235	(c)	(513)	39			39

NET INCOME (LOSS)	$6,599	$(3,341)		$3,258	$(156)	$2,356		$2,200

Earnings (loss) per share
Basic	$0.31			$0.16	$(0.01)			$0.11
Diluted	$0.30			$0.15	$(0.01)			$0.11
Shares used in computing EPS (in thousands)
Basic	20,976			20,976	20,257			20,257
Diluted	21,637			21,637	20,257			20,854

(a)	These adjustments reconcile the company’s GAAP results of operations to its non-GAAP results of operations. The company believes that presentation of results excluding items such as non-cash compensation expense, amortization of intangible assets, impairment of intangible assets, restructuring expense, and other one-time adjustments provides meaningful supplemental information to both management and investors that is indicative of the company’s core operating results and facilitates comparison of operating results across reporting periods. The company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes. These non-GAAP measures should not be viewed as a substitute for the company’s GAAP results.

(b)	This adjustment reflects the non-cash stock based compensation expense for restricted grants and stock bonuses awarded to the company’s employees. The adjustment for the three months ended December 31, 2006 also includes non-cash stock based compensation expense for stock options in accordance with SFAS No. 123R.

(c)	This adjustment reflects a one-time non-cash adjustment to the company’s income tax accruals.

PCTEL, Inc.
Reconciliation Of Non GAAP To GAAP Results Of Operations (a)
(unaudited, in thousands)

	Twelve Months Ended December 31, 2006				Twelve Months December 31, 2005
	As	Non-GAAP		Non	As	Non-GAAP		Non
	Reported	Adjustments (a)		GAAP	Reported	Adjustments (a)		GAAP
REVENUES	$86,562			$86,562	$77,746			$77,746
COST OF REVENUES	39,990	(331	) (b)	39,659	40,878	(164	) (b)	40,714

GROSS PROFIT	46,572	331		46,903	36,868	164		37,032
OPERATING EXPENSES:
Research and development	13,762	(630	) (b)	13,132	10,015	(309	) (b)	9,706
Sales and marketing	13,287	(873	) (b)	12,414	13,074	(812	) (b)	12,262
General and administrative	14,127	(2,668	) (b)	11,459	16,836	(2,766	) (b)	14,070
Amortization of other intangible assets	3,593	(3,593)		—	4,137	(4,137)		—
Impairment of intangible assets	20,349	(20,349)		—	—			—
Restructuring charges (benefit)	389	(389)		—	(70)	70		—
Gain on sale of assets and related royalties	(1,000)			(1,000)	(2,100)			(2,100)

Total operating expenses	64,507	(28,502)		36,005	41,892	(7,954)		33,938

INCOME (LOSS) FROM OPERATIONS	(17,935)	28,833		10,898	(5,024)	8,118		3,094
OTHER INCOME, NET	3,303			3,303	1,546			1,546

INCOME (LOSS) BEFORE INCOME TAXES	(14,632)	28,833		14,201	(3,478)	8,118		4,640
PROVISION (BENEFIT) FOR INCOME TAXES	(4,613)	5,235	(c)	622	235			235

NET INCOME (LOSS)	$(10,019)	$23,598		$13,579	$(3,713)	$8,118		$4,405

Earnings (loss) per share
Basic	$(0.48)			$0.65	$(0.18)			$0.22
Diluted	$(0.48)			$0.63	$(0.18)			$0.21
Shares used in computing EPS (in thousands)
Basic	20,810			20,810	20,146			20,146
Diluted	20,810			21,512	20,146			20,701

(a)	These adjustments reconcile the company’s GAAP results of operations to its non-GAAP results of operations. The company believes that presentation of results excluding items such as non-cash compensation expense, amortization of intangible assets, impairment of intangible assets, restructuring expense, and other one-time adjustments provides meaningful supplemental information to both management and investors that is indicative of the company’s core operating results and facilitates comparison of operating results across reporting periods. The company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes. These non-GAAP measures should not be viewed as a substitute for the company’s GAAP results.

(b)	This adjustment reflects the non-cash stock based compensation expense for restricted grants and stock bonuses awarded to the company’s employees. The adjustment for the twelve months ended December 31, 2006 also includes non-cash stock based compensation expense for stock options in accordance with SFAS No. 123R.

(c)	This adjustment reflects a one-time non-cash adjustment to the company’s income tax accruals.